SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2004


                                       FH


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AVP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 27, 2004


                             Payment Date: 10/27/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       131,602,920.74    6.250000%     2,746,959.23    685,431.88    3,432,391.11       0.00       0.00
                        1PO         2,567,599.46    0.000000%         7,189.94          0.00        7,189.94       0.00       0.00
                        2A1        12,324,861.41    5.500000%        47,428.52     56,488.95      103,917.46       0.00       0.00
                        2PO           291,122.74    0.000000%         1,188.52          0.00        1,188.52       0.00       0.00
                        3A1        44,361,850.36    6.250000%        39,468.40    231,051.30      270,519.70       0.00       0.00
                        3PO           871,750.61    0.000000%           828.50          0.00          828.50       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,454,418.17    6.201851%         5,594.33     28,189.57       33,783.90       0.00       0.00
                        B2          2,518,422.75    6.201851%         2,583.02     13,015.74       15,598.76       0.00       0.00
                        B3          1,468,497.20    6.201851%         1,506.16      7,589.50        9,095.67       0.00       0.00
                        B4          1,468,497.20    6.201851%         1,506.16      7,589.50        9,095.67       0.00       0.00
                        B5          1,048,926.57    6.201851%         1,075.83      5,421.07        6,496.90       0.00       0.00
                        B6            839,680.85    6.201851%           861.22      4,339.65        5,200.86       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        204,818,548.06     -            2,856,189.83  1,039,117.16    3,895,306.99     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       128,855,961.51              0.00
                                1PO         2,560,409.52              0.00
                                2A1        12,277,432.89              0.00
                                2PO           289,934.22              0.00
                                3A1        44,322,381.96              0.00
                                3PO           870,922.11              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,448,823.84              0.00
                                B2          2,515,839.73              0.00
                                B3          1,466,991.03              0.00
                                B4          1,466,991.03              0.00
                                B5          1,047,850.74              0.00
                                B6            838,819.64              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        201,962,358.23     -
--------------------------------------------------------------------------------

                             Payment Date: 10/27/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   131,602,920.74     6.250000% 32051D6Y3    20.411803      5.093232    957.488735
                           1PO     2,567,599.46     0.000000% 32051D6Z0     2.782427      0.000000    990.850274
                           2A1    12,324,861.41     5.500000% 32051D7E6     3.827350      4.558501    990.754753
                           2PO       291,122.74     0.000000% 32051D7A4     4.049661      0.000000    987.893839
                           3A1    44,361,850.36     6.250000% 32051D7F3     0.850392      4.978266    954.976772
                           3PO       871,750.61     0.000000% 32051D7B2     0.874801      0.000000    919.595136
Residual                   AR              0.00     6.250000% 32051D7D8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,454,418.17     6.201851% 32051D7G1     1.024602      5.162926    997.953084
                           B2      2,518,422.75     6.201851% 32051D7H9     1.024602      5.162926    997.953084
                           B3      1,468,497.20     6.201851% 32051D7J5     1.024602      5.162926    997.953084
                           B4      1,468,497.20     6.201851% 32051D7K2     1.024602      5.162926    997.953084
                           B5      1,048,926.57     6.201851% 32051D7L0     1.024602      5.162926    997.953084
                           B6        839,680.85     6.201851% 32051D7M8     1.024599      5.162926    997.953087
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     204,818,548.06       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       140,311,734.66    13,386,094.33    48,264,529.24
Loan count                    971               97              104
Avg loan rate           6.740285%        6.041218%        6.738157%
Prepay amount        2,640,026.86         3,845.53         1,099.88

                          Total
                          -----
Prin balance       201,962,358.23
Loan count                   1172
Avg loan rate                6.69
Prepay amount        2,644,972.27

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        28,143.44         2,732.32         9,822.52
Sub servicer fees       42,021.59         4,595.38        14,127.67
Trustee fees               715.37            67.19           241.54


Agg advances                  N/A              N/A              N/A
Adv this period         14,727.99           861.71         6,318.70

                          Total
                          -----
Master serv fees        40,698.28
Sub servicer fees       60,744.64
Trustee fees             1,024.09


Agg advances                  N/A
Adv this period         21,908.40

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.757335%           100.000000%            192,020,105.32
   -----------------------------------------------------------------------------
   Junior            6.242665%             0.000000%             12,785,316.01
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          18                 3,339,666.03
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                18                 3,339,666.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,895,306.99          3,895,306.99
Principal remittance amount            2,856,189.83          2,856,189.83
Interest remittance amount             1,039,117.16          1,039,117.16